UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): February 20, 2009
Health Benefits Direct Corporation

(Exact name of registrant as specified in charter)

Delaware	333-123081	98-0438502

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
150 N. Radnor-Chester Road
Suite B-101
Radnor, Pennsylvania 19087
(Address of principal executive offices)

(484) 654-2200
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Unaudited Pro Forma Financial Information

Explanatory Note
This Amendment No. 1 to the Health Benefits Direct Corporation Current Report on form 8-K, filed with the Securities and Exchange Commission on February 26, 2009 (the “Form 8-K”), amends and modifies the Form 8-K to amend and restate Item 9.01 in its entirety.
Item 9.01 Financial Statements and Exhibits.
(b) Unaudited Pro Forma Financial Information
The unaudited pro forma combined financial statements for the year ended December 31, 2008 are attached as Exhibit 99.2 hereto.
(d) Exhibits.

Exhibit Number	Description of Exhibit

99.1	Press Release, dated February 26, 2009*
99.2	Unaudited Pro Forma Financial Information

*	Previously Filed

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTH BENEFITS DIRECT CORPORATION
Date: April 29, 2009	By:	/s/ Anthony R. Verdi
		Name:	Anthony R. Verdi
		Title:	Chief Financial Officer and Chief Operating Officer

Exhibit Index

Exhibit Number	Description of Exhibit

99.1	Press Release, dated February 26, 2009*
99.2	Unaudited Pro Forma Financial Information

*	Previously Filed